AFL-CIO HOUSING INVESTMENT TRUST

Performance Commentary

4th Quarter 2018

Chang Suh, CFA, CEO/Co- Chief Portfolio Manager

Michael Cook, CFA, FRM, Co- Chief Portfolio Manager

AFL-CIO Housing Investment Trust

January 22, 2019

Summary

●	For the fourth quarter of 2018, the HIT returned 2.07% on a gross basis and 1.95% on a net basis, compared to a 1.64% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate), or 43 basis points better on a gross basis and 31 basis points better on a net basis.
●	For 2018, the HIT outperformed on a gross and net basis by 57 and 15 basis points, respectively, versus the Barclays Aggregate. The HIT’s gross return was 0.58% and net return was 0.16% compared to 0.01% for the benchmark.
●	This marks the 25th calendar year out of the past 26 years that the HIT has outperformed the benchmark on a gross basis (16 of those years on a net basis).
●	The HIT was able to outperform for the year primarily as a result of (1) very poor performance by corporate bonds, which the HIT does not hold, (2) its relative short duration position in the face of increasing interest rates across the yield curve, and (3) HIT’s ongoing yield advantage versus the benchmark. This outperformance occurred despite widening spreads on government/agency multifamily mortgage-backed securities (MBS) – the HIT’s focus.
●	During 2018, the HIT committed $319 million to help finance 14 construction-related projects and its subsidiary Building America CDE provided $24 million in New Markets Tax Credits to three projects. These 17 investments are estimated to be creating 2,700 union construction jobs.
●	HIT’s directly-sourced 2018 investments are expected to contribute positively to future performance relative to the Barclays Aggregate while building or preserving 2,102 housing units, with 994 of those units being affordable or workforce housing units.

HIT's net performance for the 1-, 3-, 5-, and 10-year periods ended December 31, 2018 was 0.16%, 1.75%, 2.48%, and 3.42%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, which is available at www.aflcio-hit.com or by calling 202-331-8055.

AFL-CIO HOUSING INVESTMENT TRUST	2018 Q4 Portfolio Commentary

Fourth Quarter Performance

HIT’s long-standing strategy of overweighting high credit quality multifamily MBS and not investing in corporate bonds performed well for its participants during the fourth quarter, when financial market volatility increased and investors turned away from riskier assets. The HIT outperformed the Barclays Aggregate on a gross basis by 43 basis points and on a net basis by 31 basis points for the quarter, with gross and net returns of 2.07% and 1.95%, respectively, compared to 1.64% for the benchmark. HIT’s gross returns also exceeded the Barclays Aggregate for the 1-, 3-, 5-, and 10-year periods ending December 31; HIT’s net returns exceeded the benchmark for the fourth quarter and 1-year periods, but lagged for the remaining periods.

To adjust for the higher credit quality of the HIT relative to the Barclays Aggregate, the graph below also compares HIT’s returns to the AAA component of the Barclays Aggregate, which has similar duration to the HIT as well as similar credit quality. This comparison illustrates the value over the longer term of HIT’s consistent strategy of investing in high credit quality multifamily MBS, (which represented nearly 73% of the portfolio as of December 31).

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, which is available at www.aflcio-hit.com or by calling 202-331-8055. The Barclays Aggregate and its AAA Component are unmanaged indices and not available for direct investment. Returns for these indices would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

AFL-CIO HOUSING INVESTMENT TRUST	2018 Q4 Portfolio Commentary

Positive contributions to HIT’s 4th quarter relative performance vs. Barclays Aggregate included:

●

The portfolio’s ongoing yield advantage over the Barclays Aggregate (see Risk Comparison table on page 6).

●

Performance by corporate bonds, the worst performing major sector in the Barclays Aggregate, posting an excess return of -310 basis points. The HIT does not invest in corporate bonds, whereas the sector comprised 24.3% of the index as of December 31, 2018.

●

The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -25, -120, -258 and -387 basis points, respectively. Over 95% of the HIT portfolio had a rating of AAA or carried a government or government-sponsored enterprise guarantee, compared to less than 73% for the Barclays Aggregate at the end of December.

●

The portfolio’s overweight to spread-based assets as swap spreads tightened across all maturities. Two-, 5-, 7-, and 10-year spreads decreased by approximately 0.2, 5, 2.5, and 3 bps, respectively. At the end of December, 96.8% of the HIT’s portfolio was invested in spread based assets (3.2% in cash/cash equivalents and Treasuries) compared to 61.1% spread assets in the Barclays Aggregate (38.9% in Treasuries).

Negative impacts to HIT’s 4th quarter relative performance included:

●

Overall performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as spreads to Treasuries widened.

●	FHA/Ginnie Mae construction/permanent loan certificates widened to Treasuries by approximately 20 bps and permanent loan certificates widened by 33 bps.
●	Fannie Mae DUS security spreads widened on longer maturity structures, with the benchmark 10/9.5s widening by 7 basis points.
●	The HIT had a combined 16.9% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae securities and 23.8% in fixed-rate single-asset DUS securities of various structures at the end of December, while there were no such securities in the Barclays Aggregate.

●

The portfolio’s slightly short relative duration as Treasury rates fell across the yield curve. Two-, 5-, 7-, 10- and 30-year rates declined by 33, 44, 43, 38 and 19 basis points, respectively.

●

Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the second best performing major sector in the index, with a -53 bps excess return. The HIT was underweight to this sector with a 17.6% allocation versus 28.2% in the Barclays Aggregate at the end of December.

AFL-CIO HOUSING INVESTMENT TRUST	2018 Q4 Portfolio Commentary

Market Environment

Financial market volatility spiked during the fourth quarter on fears of a global economic slowdown, potential hawkish Federal Reserve policy, and on-going geopolitical trade tensions between the U.S. and China. Risk appetite decreased and equity prices plunged, crude oil prices continued to slide, and corporate spreads widened significantly, while Treasury prices rose. The S&P 500, NASDAQ, Dow Jones indices plummeted by 14.0%, 17.5%, and 11.8%, respectively, during the fourth quarter, erasing gains and leading to loses for the year.

Source: Yahoo Finance

The labor market remained solid, with the average monthly nonfarm payroll increase of 254,000 for the quarter, the unemployment rate remaining below 4%, and overall wage growth firming. Despite these labor market indicators, inflation and inflation expectations remained near the Fed’s 2% target. Inflation (PCE) and market-based expectations (breakeven rate) fell slightly below 2% towards quarter-end. Moreover, some signs of a U.S. economic slowdown started to appear in home sales, production activity levels, and consumer sentiment.

Treasury Rates

As investors flocked to Treasuries over the quarter, Treasury yields fell significantly as discussed above and shown below. As widely expected, the Federal Reserve hiked the fed funds rate on December 19 for the fourth time in 2018 (to a range of 2.25% to 2.50%). Despite the Fed’s forward-looking hawkish policy of two rate hikes, the financial markets were pricing in no fed funds rate hikes for 2019. With the economy appearing to slow towards the end of the year, some market participants believed that the Fed could pause rate hikes, consistent with its data dependent stance.

AFL-CIO HOUSING INVESTMENT TRUST	2018 Q4 Portfolio Commentary

Source: Bloomberg L.P.

Spreads

Spreads widened across fixed income products for the fourth quarter as a whole, as market participants faced with a spike in market volatility fled from riskier investments. With investors moving out of corporate bonds, investment grade corporate spreads widened significantly, with lower credit bonds widening more than higher credit bonds (as mentioned above). Spreads on government/agency multifamily MBS in HIT’s portfolio also widened, along with other spread product. Historical spreads for generic “benchmark” multifamily MBS are shown on the next page.

Source: BarclaysLive

AFL-CIO HOUSING INVESTMENT TRUST	2018 Q4 Portfolio Commentary

Source: HIT and Securities Dealers

Looking Ahead

The global economy appears to be slowing, geopolitical risks remain, and tensions between major powers are elevated. Meanwhile, political uncertainty continues in the U.S. with the increasing cost of the partial government shutdown and the polarized government presenting risks to the domestic economy in 2019. U.S. inflation is expected to remain modest for the year. For example, the Federal Reserve’s December median PCE projection for 2019 was 1.9% (down from 2% in September).

In this environment of geopolitical, economic, and monetary policy uncertainty, we believe that investors’ portfolios should be diversified and include liquid investments. We also believe that the HIT is well-positioned to weather heightened volatility and a global growth slowdown given its lack of corporate credit and overweight to government/agency/AAA credit. Specifically, the credit composition of investment grade corporate bonds outstanding has changed over the years, with more outstanding debt rated BBB (Over 50% of the corporate bond component of the Barclays Aggregate is currently rated BBB versus 33% in 2008).  As a result, the increased credit risk of the corporate bond component of the benchmark may warrant heightened caution from investors.

Risk Comparison: HIT Portfolio vs. Barclays Aggregate

December 31, 2018

	HIT	Barclays		HIT	Barclays
Credit Profile			Interest Rate Risk
U.S. Government/ Agency/AAA/Cash	95.6%	72.8%	Effective Duration	5.57	5.93
A & Below	0.1%	23.6%	Convexity	0.08	0.17
Yield			Call Risk
Current Yield	3.42%	3.19%	Call Protected	76%	72%
Yield to Worst	3.48%	3.27%	Not Call Protected	24%	28%

Going forward, the HIT expects to continue executing its long-standing strategy while seeking additional ways to help deliver more value to its participants. The result should increase the pipeline of investments that could add yield and create additional union construction jobs and affordable housing by expanding the types of products it can offer borrowers.

AFL-CIO HOUSING INVESTMENT TRUST	2018 Q4 Portfolio Commentary

Market Data

Fourth Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	2.57%	0	6.10
Agencies	1.13%	-1.02	4.22
Single family agency MBS (RMBS)	2.08%	-53	4.73
Corporates	-0.18%	-310	7.10
Commercial MBS (CMBS)	1.72%	-112	5.30
Asset-backed securities (ABS)	1.25%	-16	2.15
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	9/30/18	12/31/18	Change
3 Month	2.196%	2.355%	0.159%
6 Month	2.364%	2.475%	0.111%
1 Year	2.563%	2.596%	0.033%
2 Year	2.819%	2.488%	-0.331%
3 Year	2.883%	2.456%	-0.427%
5 Year	2.953%	2.511%	-0.442%
7 Year	3.020%	2.586%	-0.434%
10 Year	3.061%	2.684%	-0.377%
30 Year	3.206%	3.015%	-0.191%
Source: Bloomberg L.P

Investors should consider HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

AFL-CIO HOUSING INVESTMENT TRUST	2018 Q4 Portfolio Commentary

Portfolio Data as of December 31, 2018

Net Assets	$5,889,450,120
Portfolio Effective Duration	5.573 years
Portfolio Average Coupon	3.36%
Portfolio Current Yield[1]	3.42%
Portfolio Yield to Worst[1]	3.48%
Convexity	0.077
Maturity	9.710 years
Average Price	99.18
Number of Holdings	963

Portfolio Percentage in Each of the Following Categories: 2

Multifamily MBS	72.93%
Agency Single-Family MBS	21.92%
U.S. Treasury	2.23%
AAA Private-Label CMBS	1.92%
Cash & Short-Term Securities	1.00%

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	21.92%
CMBS – Agency Multifamily*	68.41%
U.S. Treasury Notes/Bonds	2.23%
State Housing Permanent Bonds	5.66%
State Housing Construction Bonds	0.70%
Direct Construction Loan	0.08%
Cash & Short-Term Securities	1.00%
* Includes multifamily MBS (57.16%), multifamily Construction MBS (9.33%), and AAA Private-Label CMBS (1.92%).

Geographical Distribution of Long-Term Portfolio:3

West	8.47%
Midwest	15.88%
South	15.87%
East	14.23%
National Mortgage Pools	45.56%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Based on total investments and including unfunded commitments.

3 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST	2018 Q4 Portfolio Commentary

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 4

Cash	1.00%	5-5.99 years	14.62%
0-0.99 years	15.34%	6-6.99 years	13.13%
1-1.99 years	3.41%	7-7.99 years	8.93%
2-2.99 years	3.40%	8-8.99 years	14.48%
3-3.99 years	7.59%	9-9.99 years	1.67%
4-4.99 years	11.04%	Over 10 years	5.38%

Maturity Distribution (based on average life):

0 – 1 year	4.99%
1 – 2.99 years	5.60%
3 – 4.99 years	10.37%
5 – 6.99 years	25.79%
7 – 9.99 years	38.84%
10 – 19.99 years	12.46%
Greater than 20 years	1.94%

Quality Distribution: 4

U.S. Government or Agency	91.91%
AAA	2.71%
AA	4.30%
A	0.00%
Not Rated	0.08%
Cash	1.00%

Bond Sector Distribution: 4,5

MBS	97.75%
Treasury	2.25%
Agency	0.00%

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055 Fax (202) 331-8190

www.aflcio-hit.com

4 Based on total investments and including unfunded commitments.

5 Excludes cash and short-term equivalents.